UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2016

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (“Peabody Energy” or the “Company”) and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529.

On May 18, 2016, the Bankruptcy Court entered an order approving that certain Superpriority Secured Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), dated April 18, 2016, between the Company, as borrower, Citibank, N.A., as administrative agent and the lender parties thereto on a final basis. The Debtors agreed to provide lenders under the DIP Credit Agreement with comprehensive five-year business plans for their United States and Australian operations and a five-year consolidated business plan encompassing the entire enterprise (collectively, such business plans, the “Business Plan”). The Business Plan provided to certain lenders under the DIP Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report (including the exhibits hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Financial information included in the Business Plan (the “financial information”) was not prepared with a view toward compliance with the published guidelines of the Securities and Exchange Commission (“SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the financial information and, accordingly, do not express an opinion or any other form of assurance with respect to the financial information. The inclusion of the financial information herein should not be regarded as an indication that the Company or its affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the financial information, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error. Additionally, the Business Plan includes certain non-GAAP financial measures. A discussion of the non-GAAP financial measures, including certain reconciliations, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the related exhibits contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control, these risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions; risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to:

•	Peabody Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession;

•	Peabody Energy’s ability to negotiate, develop, confirm and consummate a plan of reorganization;

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements;

•	Bankruptcy Court rulings in the Chapter 11 Cases as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to confirm and consummate a plan of reorganization and restructuring generally;

•	increased advisory costs to execute a plan of reorganization;

•	the impact of the NYSE’s delisting of Peabody Energy’s common stock on the liquidity and market price of Peabody Energy’s common stock and on Peabody Energy’s ability to access the public capital markets;

•	Peabody Energy’s ability to continue as a going concern in the long-term including Peabody Energy’s ability to confirm a plan of reorganization that restructures Peabody Energy’s debt obligations to address Peabody Energy’s liquidity issues and allow emergence from the Chapter 11 Cases;

•	Peabody Energy’s ability to access adequate debtor-in-possession financing or use cash collateral;

•	the effect of the Chapter 11 Cases on Peabody Energy’s relationships with third parties, regulatory authorities and employees;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	Peabody Energy’s ability to execute its business and restructuring plan;

•	increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including our Australian Operations;

and other risks and uncertainties. Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report and the related exhibits may not occur and should not place undue reliance on any forward-looking statements.

It is uncertain at this stage of the Chapter 11 Cases if any proposed plan of reorganization would allow for distributions with respect to Peabody Energy equity or other securities. It is likely that Peabody Energy equity securities will be cancelled and extinguished upon confirmation of a proposed plan of reorganization by the Bankruptcy Court, and that the holders thereof would not be entitled to receive, and would not receive or retain, any property or interest in property on account of such equity interests. In the event of cancellation of Peabody Energy equity or other securities, amounts invested by the holders of such securities would not be recoverable and such securities would have no value. Trading prices for Peabody Energy’s equity or other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	2017-2021 Business Plan

99.2	Non-GAAP Financial Measures Discussion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

August 10, 2016	By:	/s/ A. Verona Dorch
		Name:	A. Verona Dorch
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2017-2021 Business Plan

99.2	Non-GAAP Financial Measures Discussion